Exhibit 24(b)(4)(i)

                                               OPPENHEIMER GLOBAL FUND
                                      Class A Share Certificate (8-1/2" x 11")


I. FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]

(upper right corner)  [share certificate no.] XX-000000

                           (upper right box, Class A SHARES
                           below cert. no.)

                           (centered
                           below boxes)  OPPENHEIMER GLOBAL FUND

                           A MASSACHUSETTS BUSINESS TRUST

         (at left)         THIS IS TO CERTIFY THAT   (at right) SEE REVERSE
FOR CERTAIN DEFINITIONS
                                                      (box with number)
                                                     CUSIP 683924104

         (at left)             is the owner of

 (centered)        FULLY PAID CLASS A SHARES OF BENEFICIAL  INTEREST OF

                                    OPPENHEIMER GLOBAL FUND

         (hereinafter called the "Fund"), transferable only on the books of the Fund By the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (at left                   Dated:           (at right
         of seal)                                                   of seal)
         (signature)                                               (signature)

         /s/ Brian W. Wixted                        /s/ Bridget A. Macaskill
         -----------------------                     -------------------
         TREASURER                                   PRESIDENT


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                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                               OPPENHEIMER GLOBAL FUND
                                                        SEAL
                                                        1986
                                            COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                                         Countersigned
                                                OPPENHEIMERFUNDS SERVICES
                                               [A DIVISION OF OPPENHEIMERFUNDS,
INC.]
                                             Englewood (CO.) Transfer Agent

                                             By ____________________________
                                                   Authorized Signature


II.   BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________(Cust)
                                                                        (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                       (State)


Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

     _________________________________________________________________(Please
        print or type name and address of assignee)

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________________________________________________Class  A  Shares  of  beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                       Signed: __________________________

                                         -----------------------------------
                                         (Both must sign if joint owners)

                                           Signature(s)
 --------------------------                guaranteed        Name of Guarantor
                                       by:  _____________________________
                                            Signature of
                                            Officer/Title

(text printed NOTICE: The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph)face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a financial
institution of the type
box to left of          described in the current signature(s))prospectus of the
                        Fund.

PLEASE NOTE: This document contains a watermark      OppenheimerFunds
when viewed at an angle. It is invalid without this "four hands" watermark: logotype



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THIS SPACE MUST NOT BE COVERED IN ANY WAY